POWER OF ATTORNEY

                           Scudder Floating Rate Fund

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his/her capacity as trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Philip J. Collora, John Millette, Caroline Pearson, and David Sturms and each of them, severally, or if more than one acts, a majority of them, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ John W. Ballantine                                                                   July 18, 2001
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John W. Ballantine                          Trustee


/s/ Lewis A. Burnham                                                                     July 18, 2001
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Lewis A. Burnham                            Trustee


/s/ Mark S. Casady                                                                       July 18, 2001
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Mark S. Casady                              Trustee and President


/s/ Linda C. Coughlin                                                                    July 18, 2001
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Linda C. Coughlin                           Trustee, Vice President and Chairman


/s/ Donald L. Dunaway                                                                    July 18, 2001
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Donald L. Dunaway                           Trustee


/s/ James R. Edgar                                                                       July 18,2001
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James R. Edgar                              Trustee


/s/ William F. Galvin, Jr.                                                               July 18,2001
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William F. Glavin, Jr.                      Trustee


/s/ Robert B. Hoffman                                                                    July 18, 2001
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Robert B. Hoffman                           Trustee


/s/ Shirley D. Peterson                                                                  July 18, 2001
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Shirley D. Peterson                         Trustee


/s/ Fred B. Renwick                                                                      July 18, 2001
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Fred B. Renwick                             Trustee


/s/ William P. Sommers                                                                   July 18, 2001
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William P. Sommers                          Trustee


/s/ John G. Weithers                                                                     July 18, 2001
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John G. Weithers                            Trustee